UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): September 30, 2014
____________________
TransUnion Holding Company, Inc.

(Exact name of registrant as specified in its charter)
____________________

Delaware	333-182948	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 7.01    Regulation FD Disclosure.
On September 30, 2014, S. Allen Hamood, Executive Vice President and Chief Financial Officer of TransUnion Holding Company, Inc. (“TransUnion”), presented at Deutsche Bank’s 2014 Leveraged Finance Conference. Attached hereto as Exhibit 99.1 are slides that were presented at the conference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by TransUnion under the Securities Act of 1933, as amended, or the Exchange Act.
This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations, plans and assumptions made in light of management’s experience in the industry as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances and at the time such statements were made. Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial condition or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include those that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, which have been filed with the Securities and Exchange Commission and are available on TransUnion’s website (http://www.transunion.com/corporate/about-transunion/investor-relations.page) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion does not undertake to update the forward-looking statements to reflect events or circumstances that may arise after the date of this presentation or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.    Description
99.1        TransUnion slide presentation delivered on September 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
September 30, 2014
TRANSUNION HOLDING COMPANY, INC.

By:    /s/ Mick Forde
Mick Forde
Vice President - Legal & Regulatory